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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 6, 2003

                         Commission file number 0-28423

                                SOCHRYS.COM, INC.

         Nevada                                        58-2541997
 (State of Incorporation)                     (IRS Employer Identification No.)

               30 Metcalfe Street, Ottawa, Ontario, Canada K1P 5L4
                    (Address of principal executive offices)

                                  613-230-7211
                               (Telephone Number)


Item 1 through Item 4 - not applicable

ITEM 5. OTHER EVENTS

On January 28, 2003, the name of the company was changed to Validian Corporation by majority consent of the shareholders pursuant to NRS 78.320. The "Resolution Passed By Majority Consent" is appended hereto as Exhibit "A".

Item 6 through Item 9 - not applicable

                                    SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               SOCHRYS.COM, INC.
                                               (Registrant)

 Date 02/06/2003                    By         /s/ Andre Maisonneuve
      ----------                               ---------------------
                                               Andre Maisonneuve, President,
                                               Chief Executive Officer and Chief
                                               Financial Officer


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